                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.16

                      SUBSCRIPTION AND EXCHANGE AGREEMENT

                                     AMONG

                                RAZORFISH, INC.

                               SPRAY VENTURES AB

                                      AND

                               COMMUNICADE INC.

                          DATED AS OF OCTOBER 1, 1998

                           DATED 23rd December 1998


                            LONDON CENTRAL MARKETS


                         THE MAYOR AND COMMONALTY AND
                        CITIZENS OF THE CITY OF LONDON



                                     -and-



                           C.H.B.I RAZORFISH LIMITED




                                    LEASE



                                     -of-


                            Second Floor (Suite P)
                           West Meat Market Building
                             2 East Poultry Avenue
                       London Central Markets London ECI

          Commencing  31st January 1999
          Expiring    24th December 2008

          RENT: Pounds 108,300 per annum (in advance)
          (subject to review) plus additional
          charges as within mentioned
          (subject to determination)

     THIS LEASE made the 23rd day of December 1998 BETWEEN THE MAYOR AND COMMONALTY AND CITIZENS OF THE CITY OF LONDON of Guildhall London EC2P 2EJ (hereinafter called "the Landlords" which expression shall where the context so requires or admits include the person or persons for the time being entitled to the reversion immediately expectant on the determination of the term hereby created) of the one part and the person or persons or Company named in Paragraph 1 of the Schedule hereto (hereinafter whether one or more persons called "the Tenant" which expression shall include also the persons deriving title under the Tenant where the context so requires or admits) of the other part

     W I T N E S S E T H as follows:-

1. (1) WHENEVER the Tenant shall be more than one person the obligations of the Tenant shall be deemed to be joint and several

     (2) "the Wholesale Market" shall mean the land and buildings shown on the plan deposited at the office of the Chamberlain and numbered 468/1 (hereinafter called "the deposited plan") forming the East and West Meat Market Buildings and the Poultry Market Building of the London Central Markets in the City of London or such other area as the Landlords shall from time to time designate as being the Wholesale Market

     (3) (i) "the BUILDING" shall mean the West Meat Market Building forming part of the Wholesale Market

          (ii) "Common Parts" shall mean those parts of the ground first and second floor of the north and south wing of the Building not exclusively demised or intended to be demised to tenants shown coloured blue on the plans attached hereto

     (4)  (i)    "the Chamberlain" shall mean the Town Clerk and Chamberlain to the Landlords

          (ii) "the Comptroller and City Solicitor" shall mean the Comptroller of the Chamber and Bridge House Estates and City Solicitor

          (iii)  "the City Surveyor" shall mean the Surveyor to the Landlords

          (iv) "the Clerk and Superintendent" shall mean the Clerk and Superintendent of London Central Markets

          (vi) "the Director of Technical Services" shall mean the Director of Technical Services to the Landlords

     (5) "the Byelaws" shall mean the Byelaws for the time being governing the London Central Markets

     (6) "the Committee" shall mean the Central Markets Committee for the time being of the Landlords or such other Committee to which the Landlords shall from time to time delegate the functions of the Wholesale Market or any other authorised person or persons who may from time to time exercise the functions of the Committee in respect thereof

     (7) "The Quarter Days" shall mean the 1st January 1st April 1st July and 1st October in each year

     (8) "The Service Charge" shall mean the total cost each year of providing the various services set out in Paragraph 5(C) of the Schedule hereto

     (9) "Financial Year" shall mean the 1st day of April to the following 31st day of March or such other dates as the Landlords shall specify

     (10) "The Insured Perils" shall mean fire lightning explosion (including terrorist activity) aricraft earthquake riot civil commotion storm tempest flood and bursting of pipes leakage or overflow of water tanks or apparatus impact by road vehicles and malicious damage and where the context permits any other reasonable risks from time to time covered by any insurance maintained by the Landlords in respect of the Wholesale Market and loss of rent for three years or such period as the Landlords shall reasonably require Provided Always that the Landlords are able to obtain insurance cover for the insured perils from a reputable insurance company

     (11) "The Interest Rate" shall mean the base rate of Barclays Bank plc from time to time or such comparable rate as the Landlords may from time to time specify

     (12) Reference to any officer of the Landlords shall be deemed to include where the context so admits any person for the time being appointed for the purpose of the Officer's functions hereunder

     (13) Reference to a statute shall refer to the statute as amended at the date of this lease and shall include any subsequent statutory amendment or re-enactment thereof

     (14) "Normal Business hours" shall mean 8.30 a.m to 6.30 p.m Monday to Friday inclusive in each week excluding Bank Holidays

2. THE Landlords hereby demise unto the Tenant ALL THOSE premises described in Paragraph 2 of the Schedule (hereinafter called "the Premises") together with the rights set out in Paragraph 2(B) of the Schedule EXCEPT AND RESERVING to the Landlords the easements and rights specified in Paragraph 3 of the Schedule to hold the Premises for the term specified in Paragraph 4 of the Schedule and paying on and from the start date of the term of this Lease the rent as set out in paragraphs 5(A) and 5(B) of the Schedule hereto

All rent to be payable quarterly in advance at the office of the Clerk and Superintendent or at the office of such other person as may be appointed by the Landlords and notified to the Tenant by four equal payments on the Quarter Days ALSO yielding and paying unto the Landlords at the office of the Clerk and Superintendent or at the office of such other person as may be appointed by the Landlords and notified to the Tenant with effect on and from the date hereof

     (1) a charge for any additional works carried out to the Premises by the Landlords at the request of the Tenant provided that the whole of any such charge shall be payable within 14 days of receiving written request for payment

(2) on account hereof by way of Service Charge such sum or such other sums as shall be in the opinion of the Landlords a fair and proper percentage or percentages of the cost of providing the services specified in Paragraph 5(C) of the Schedule hereto being estimated Service Charge for the following Financial Year calculated by the Clerk and Superintendent in a sum which shall be a proper and reasonable estimate of what the annual expenditure is likely to be Together with if required by the Landlords such sum as shall be a reasonable part of all other expenditure hereinbefore described which is of a periodically recurring nature (whether recurring by regular or irregular periods) whenever disbursed incurred or made and whether prior to the commencement of the term or otherwise including a sum or sums of money by way of reasonable provision for anticipated expenditure in respect thereof as the Clerk and Superintendent may in his discretion allocate to the period in question as being fair and reasonable in the circumstances PROVIDED THAT:-

     (i) the percentage or percentages may from time to time vary to represent the proportion fairly and properly attributable to the Premises in relation to the Building (in accordance with good estate management principles)

     (ii) if the actual Service Charge for any Financial Year shall exceed the provisional sum collected for that Financial Year the proportion of the excess fairly and properly attributable to the Premises shall be due to the Landlords on demand

     (iii) if the actual Service Charge for any Financial Year shall be less than such provisional sum collected the overpayment shall be credited to the Tenant against the next quarterly payment of the Service Charge except in respect of the final year of the term when unless this Lease is being renewed it shall be refunded to the Tenant

(3) The cost of insuring the Premises against the Insured Perils being a fair and proper percentage of the cost to the Landlord of insurance and any increased or additional premiums payable in respect of the whole or any part of the Building as a result of the use of the Premises by the Tenant or any person occupying the Premises with the consent or by the sufferance of the Tenant

(4) Until such time as the Premises shall be separately metered and charged by the appropriate undertaker quarterly in arrears on demand on the Quarter Days a fair and proper electricity charge for current used at the Premises by the Tenant

AND PROVIDED FURTHER that such sums as are prescribed by sub-clause (1) (2) and
(3) hereof shall be recoverable by action or distress in the same manner as for rent in arrears

3. THE Certificate of the Chamberlain and the Clerk and Superintendent shall be conclusive as to the amount actually spent of any of the charges mentioned in Clause 2 hereof (save for manifest error)

4.   THE Tenant HEREBY covenants with the landlords that the Tenant:-

(1) WILL pay the said yearly rents and other sums hereinbefore mentioned on the days and in the manner hereinbefore appointed for payment thereof

(2) WILL pay on demand the proportion properly attributable to the Premises of all rates not included in the service charge taxes including value added tax and other impositions whether local or parliamentary which shall from time to time become payable in respect of the Premises or of any property of which the Premises form part such proportion to be determined from time to time by the Chamberlain and the Clerk and Superintendent acting fairly and properly and in accordance with good estate management principles (except tax payable by the Landlords in respect of rents and other payments arising under this Lease or tax payable by the Landlords as a result of any dealing with any reversion immediately or mediately expectant on the tenancy hereby created) and once separately assessed will pay the Uniform Business Rates and all other taxes rates charges assessments duties outgoings Value Added Tax and impositions whatsoever parliamentary municipal and parochial which now are or at any time during the term shall be charged assessed or imposed upon the Premises or upon the landlord or tenant thereof in respect of the same whether newly or by way of increase and whether any such future taxes rates charges assessments duties outgoings or impositions shall or shall not be in the nature of those now in being (except income tax deductible by the Tenant under any statutory provision for the time being in force)

(3)  WILL at all times observe obey and comply with

     (i) any statutory requirements and byelaws including all laws rules orders or regulations or directives which may from time to time be made and affect the Premises and will indemnify the Landlords against all claims costs losses demands or damages which may become payable as a result of the breach by the Tenant or its employee or employees servants or licenses of such laws rules orders or regulations or directives or byelaws and

     (ii) the proper and reasonable directors of the Clerk and Superintendent in relation to the matters set out in sub-clause (i) hereof AND particularly and without prejudice to the generality of the foregoing provisions of this sub-clause will at the expense of the Tenant do and execute all of such works as under or by virtue of any Act of Parliament or regulation or directive of the European Community for the time being in force shall be required to be done or executed upon the Premises whether by the landlord or by the tenant thereof save to the extent that the Landlords covenant to provide the relevant services or to carry out any such works set out in Paragraph 5(C) of the Schedule hereto.

(4) WILL during the term at the Tenant's own cost (other than during such period as the relevant items are covered under any guarantee period):-

     (i) Keep the Premises together with the entrance doors in good and substantial repair and decoration in such colours and materials as may be reasonably required by the City Surveyor (damage by the Insured Perils excepted to the extent that the insurance money shall not have been irrecoverable because of some act or default of the Tenant its servants or authorised agents) but excluding any work which may be required to remedy inherent defects or faults arising from the works of refurbishment carried out by the Landlords

     (ii) Replace all fixtures and fittings that may be cracked or broken or beyond repair with items of equal standard and quality and pay the cost of replacement or reglazing of any window glass that may be broken or cracked (damage by the Insured Perils excepted)

     (iii) Make good to the reasonable satisfaction of the Landlords all damage occurring to the Premises or to the Building or any part thereof caused wilfully or by negligence on the part of the Tenant or its servants or authorised agents save to the extent that the Landlords as the insured party under its insurance against the Insured Perils are compensated by any policy in force and excluding any works required to remedy inherent defects or faults as set out in sub-clause (a) above

     (iv)  Keep the Premises in a proper tidy clean and sanitary condition

     (v) Keep in repair and maintain the electrical installation including all switchgear and services exclusively serving the Premises and will not carry out any electrical work or any alteration to the said electrical installation switchgear and services without the previous consent in writing of the Landlords which shall not be unreasonably withheld or delayed PROVIDED that the Tenant shall at all times comply with the current edition of the regulations for electrical equipment of buildings as published by the Institution of Electrical Engineers

     (vi) Carpet the Premises with good quality carpet to the reasonable satisfaction of the City Surveyor within 6 weeks of the date hereof

(5) WILL permit the Landlords their representatives and others authorised by them with or without workmen and others at all reasonable times after making prior appointment for that purpose except in cases of emergency to enter upon the Premises for the purpose of examining into the state and condition and user thereof PROVIDED that all reasonable steps shall be taken by the persons exercising such right so as to minimise disruption to the Tenant and in case any defect or want of reparation shall appear for which the Tenant is liable hereunder the Tenant will upon notice thereof in writing being given to the Tenant or left upon the Premises cause the same to be repaired in compliance with the aforesaid covenants within three months of the date of such notice or within such other reasonable period as may be agreed between the parties and will pay all architects and/or surveyors and/or legal fees properly and reasonably incurred in respect of any such notice as aforesaid PROVIDED THAT in case of default it shall be lawful for the workmen or agents of the Landlords (without prejudice to their right of re-entry) to enter the

Premises and execute such works of repair or remediation as appropriate and all costs and expenses incurred in relation thereto shall be a debt payable on demand by the Tenant to the Landlords and shall be recoverable as if the same were rent in arrears together with interest thereon calculated at the rate of four per centum (4%) above the Interest Rate calculated on a daily basis with rests on the Quarter Days for the whole period from the date of expenditure until the date of payment to the Landlords (whether before or after any judgement) AND will permit the agents or workmen engaged or authorised by the Landlords to enter and remain upon the Premises at all reasonable times after making prior appointment for such purpose except in cases of emergency so far as may be necessary or useful in order to carry out any works or repairs to the Premises or electrical conduits air conditioning plant and equipment adjoining or passing through over or under the same for which the Landlords may be liable or desire to carry out or to repair or rebuild any adjoining or contiguous premises belonging to the Landlords including the installation of any new services in the electrical conduits pipes wires ducts or other conducting media pipes wires ducts or other conducting media adjoining or passing through over or under the Premises or to cleanse empty replace or repair any of the sewers drains or gutters or other conducting media belonging to the same or to carry out any works in connection with matters referred to in Paragraph 5(C) of the Schedule hereto the persons exercising the right doing as little damage as possible causing as little nuisance and interference to the Tenants' business as may be possible and making good all damage to the Premises or any chattels thereon occasioned by the exercise of such right but without payment of compensation for any annoyance nuisance damage noise vibration or inconvenience caused to the Tenant in connection with the use by the Tenant of the Premises And also that in the event of any dispute or controversy may at any time or times arise between the Tenant and the tenants or occupiers of any adjoining or contiguous premises belonging to the Landlords relating to the said sewers drains gutters or other conducting media or to any easements or privileges whatsoever affecting or relating to the Premises or any adjoining or contiguous premises belonging to the Landlords the same shall from time to time be settled and determined by the Landlords in such manner as they shall direct to which determination the Tenant shall from time to time submit

(6) WILL at the end or sooner determination of the term deliver up peaceable and quiet possession of the Premises to the Landlords in the state and condition in which they should be in accordance with the provisions hereof to the satisfaction of the City Surveyor and if required by the Landlords with all additions and alterations removed with the removal thereof being made good so that the Premises are restored and reinstated to the condition that they were in before the alteration or addition was made

(7) WILL not carry on or permit to be carried on upon the Premises or any part thereof the business to be carried on thereon in a noisy noisome offensive or dangerous manner or do or permit to suffer to be done in or upon the Premises or any part thereof any act matter or thing which may in the reasonable opinion of the Landlords be or grow to be or become a nuisance or an annoyance to or to the prejudice of the Landlords their tenants or lessees or to the owners lessees or occupiers for the time being of any premises in the neighbourhood

(8) WILL not use the Premises otherwise than as set out in paragraph 6 of the Schedule hereto

(9) WILL not make any material change in the use of the Premises nor make any application under the Town and Country Planning Act 1990 to any local planning authority for permission for any change of use of the Premises without the Landlord's consent which shall not be unreasonably withheld or delayed

(10) WILL not permit or suffer any person other than and except the Tenant or an associated company of the Tenant (as defined by Section 42(1) of the Landlord and Tenant Act 1954) or a related company of the Tenant (as defined by Section 736 of the Companies Act 1985) to occupy or use the Premises Provided Always that any such occupation shall not create the relationship of landlord and tenant

(11)  (i)  In this Clause 4(11) the following definitions shall apply;-

           "permitted assignment" means an assignment of the whole of the Premises

           "permitted underletting" means an underletting of the whole of the Premises or the whole of either or both of the individual suites compromised in the Premises

     (ii) Will not at any time during the term by any ways or means whatsoever (except by testamentary disposition) assign underlet share or part with possession or occupation of the Premises or any part thereof or any interest therein for all or any part of the term except by way of a permitted assignment or a permitted underletting and then only with the Licence in writing of the Landlords first obtained and paying the reasonable and proper costs of the Comptroller and City Solicitor therefor such Licence not to be unreasonably withheld or delayed and otherwise in accordance with the following provisions:-

(a) Prior to any permitted assignment will procure that the assignee enters into direct covenants with the Landlords to perform and observe all the tenant covenants of this tenancy as defined in the Landlord and Tenant (Covenants) Act 1995 ("the tenant covenants" and the "the 1995 Act" respectively) during the residue of the term or until the assignee is released from such performance and observance in accordance with the 1995 Act

(b) Prior to any permitted assignment will enter into an authorised guarantee agreement (as defined in Section 16 of the 1995 Act) in such form as the Landlords may reasonably require under which:-

     (i) The Tenant agrees to be liable as sole or principal debtor in respect of each of the tenant covenants to the extent that and for so long as the assignee has any liability therefor

     (ii) the Tenant guarantees the assignee's performance of those covenants for so long as the assignee has any liability therefor

               (iii) The Tenant agrees that in the event of this Lease being disclaimed it will enter into a new Lease whose term expires no later than the term of this Lease and whose tenant covenants are no more onerous than those under this Lease

               (iv) the Tenant enters into other provisions incidental or supplementary to any provisions made by virtue of paragraphs (i) to (iii) of this Clause 4(11)(ii)(b)

          (c) If the Tenant desires to assign the Premises to a limited company the Landlords shall be entitled (in addition to imposing such other reasonable requirements or conditions as may be appropriate) to require one or two directors of such company or its parent company or some other person or persons reasonably acceptable to the Landlords to join in the Licence to Assign as guarantors and to covenant with the Landlords in such term as the Landlords reasonably require and the Tenant shall procure that the guarantors so covenant

          (d) If at a time when an application for the Landlords' Licence or consent to an assignment of the premises is made there exists any material breach of any of the tenant covenants the Tenant shall (if the Landlords reasonably so require) remedy such breach of covenant to the reasonable satisfaction of the

                      Landlords before the Tenant shall be permitted to complete the proposed assignment

               (iii) Will not enter into a permitted underletting otherwise than by means of an underlease which complies with the provisions of Clause 4(11)(iv) granted at a full open market rent without any fine or premium being taken

               (iv)   In any permitted underletting referred to in Clause
                      4(11)(i):

                      (a) such underlease shall contain the same provisions as those contained in this Lease save as to rent with such amendments as may be approved in writing by the Landlords

                      (b) the rent reserved by such underlease shall not be payable more than three months in advance

                      (c) if the term of the underlease shall extend beyond a date upon which the yearly rent payable under this Lease is to be reviewed such underlease shall contain provisions for the upwards only review of rent to take effect at the same intervals on the same dates as those provided in this Lease and on like terms

                      (d) no underlessee shall have the right to underlet hold on trust share or part with the possession or occupation of the whole or any part of the premises contained in such underlease (or to assign or charge part only of the said premises) but shall have only the right (with the prior consent in writing of the Landlords) to assign or charge the whole of the premises contained in such underlease

          (e) the Tenant shall not demise any part of the structure or common parts of the Premises and such underlease shall contain provisions for a service charge under which the underlessee is liable to pay a fair proportion of the cost of repairing the structure and common parts and of other services provided in connection with the Premises

     (v) Will procure that the operation of the Landlord and Tenant Act 1954 Sections 24-28 (inclusive) is excluded in relation to the tenancy created by each and every permitted underletting and will produce to the Landlords before the grant of any such tenancy an Order of the Court authorising an agreement between the parties to such tenancy excluding the operation of the said Sections from such tenancy

     (vi) Will within one month next after the making thereof without any demand by the Landlords produce for registration at the office of the Comptroller and City Solicitor a certified copy of all assignments underleases (or the counterparts thereof) mortgages charges by way of legal mortgage probates of wills letters of administration and other dispositions which shall be made of the Premises and leave the same with him for that purpose and shall pay the reasonable costs of the Comptroller and City Solicitor for the registration of every such disposition

      (vii) Will not release or waive any of the covenants set out in Clause 4(11)(iii) and (iv) but will use all reasonable endeavours to enforce the performance thereof by every such underlessee and the persons deriving title under him

(12) WILL not at any time during the term cut injure alter or divide the Premises or any part thereof or unite or annex the Premises or any part thereof to any premises adjoining without the consent of the Landlords PROVIDED THAT the Tenant may carry out the works detailed in the schedule and plans annexed at the end of this Lease ("the Works") (but for the avoidance of doubt not the installation of a shower) provided that the Tenant

      (i) provides full details of the Works to the Director and obtains his prior written approval to the materials method and detail of construction and any connection into any of the services within the Building

      (ii) carried out the Works in accordance with any conditions imposed in such consent

      (iii) obtains supplies and complies with any other consent(s) necessary in order to carry out the Works and

      (iv) if required by the Landlords at the end or sooner determination of the term hereby granted at the Lessee's cost removes the Works and makes good any damage caused by such removal to the satisfaction of the Director

(13) WILL not permit any sale by auction to be held upon the Premises or any part thereof without the written consent of the Landlords

(14) WILL not by building or otherwise stop or obstruct any access of light as enjoyed in fact by any premises the estate or interest whereof in possession or reversion now is or hereafter may be in the Landlords or in any person in trust for them not knowingly permit any new window light opening doorway path passage drain or other encroachment right or easement to be made or acquired into against or upon the Premises which might be or grow to the damage annoyance or inconvenience to the Landlords their tenants or other occupiers or users of the Wholesale Market And in case any such window light opening doorway path passage drain or other encroachment shall be made or attempted to be made or any such right or easement attempted to be acquired the Tenant upon being aware of an encroachment and/or easement shall give notice to the Landlords and will at the request of the Landlords and at the Landlord's cost adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

(15) WILL not suffer the Premises or any part thereof to be used for the purpose of any exhibition of pictures or views or other things or any kind of show or spectacle to which admission shall be by payment or where although no payment be asked for admission to the Premises any kind of payment or fee shall be charged or demanded after admission has been obtained or where the purchase of any article is made a condition of such admission but this agreement is not to limit prejudice or affect any other agreement condition or stipulation herein contained

(16) WILL not at any time during the term affix or exhibit or permit to be affixed or exhibited upon any part of the Premises any sign notice placard or advertisement without the prior consent of the Clerk and Superintendent

(17) WILL not so far as the Landlord and Tenant Act 1954 permits agreement excluding the right of the Tenant to claim compensation make any claim for compensation under the provisions of the said Act on the determination of the tenancy

(18)    (i)   Will not without the prior written approval of the Clerk and
              Superintendent whose approvals shall not be unreasonably withheld or delayed remove from or bring into the Premises via the front entrance hall any furniture or heavy or bulky goods between the hours of 5.00 p.m and 9.00 a.m and will not install safes and or heavy articles except as and where approved by the Landlords whose approvals shall not be unreasonably withheld or delayed

        (ii) Will only bring furniture bulky or heavy goods into the Premises between the hours of 9.30 am to 3.30 pm

        (iii) Will not without the prior consent of the Clerk and Superintendent whose approvals shall not be unreasonably withheld or delayed use the passenger lifts for the carrying of furniture bulky or heavy goods

(19) WILL not permit any goods to remain in or adjacent to the entrance to the Building or Wholesale Market or upon the lifts or upon any other part of the Building or Wholesale Market used in common with other occupiers thereof

(20 SAVE where the Tenant has expressed a willingness to remain in the Premises by service of the appropriate statutory notice or counternotice will permit the Landlords at any time during the three months immediately preceding the determination of the term to enter upon the Premises and affix and retain without interference upon any part thereof a notice for reletting or selling the same which does not obstruct the Tenant's enjoyment or use of the Premises AND WILL permit all persons with authority from the Landlords on giving reasonable prior notice and at all reasonable times during the day-time to enter and view the Premises or any part thereof

(21) WILL pay all proper and reasonable costs charges and expenses (including Solicitors' costs and Surveyors' fees) properly incurred by the Landlords for the purpose of or incidental to

      (i) the preparation and service of a notice under Section 146 of the Law of Property Act 1925 requiring the Tenant to remedy a breach of any of the agreements conditions and stipulations herein contained notwithstanding that forfeiture for such breach shall be avoided otherwise than by relief granted by the Court PROVIDED that before serving any such Notice as aforesaid upon the Tenant the Landlords shall advise the Tenant in writing of their intention to serve such Notice specifying the particular clause or clauses in respect of which the breach or non-performance is alleged and no such costs charges and expenses as aforesaid shall be payable by the Tenant unless the Tenant shall thereafter make default

                      (a) in commencing the works or other step necessary to remedy such breach or non-performance within two calendar months or such other reasonable period as may be agreed or

                      (b) in proceeding to complete such works or other step with due diligence

               (ii) in preparing a Schedule of Dilapidations recording breaches of the Tenant's covenant to yield up the Premises in repair and decoration at the termination of the term hereby granted

          (22) WILL if the rent or additional rent or any part thereof or any payment due under this Lease or any part thereof (whether formally demanded or not) shall be in arrear and unpaid for twenty one days after the date upon which the same ought to have been paid pay interest to the Landlords upon the sum of money owing calculated at the rate of four per centum (4%) above the Interest Rate calculated on a daily basis with rests on the Quarter Days for the whole period from the date upon which such sum ought to have been paid until the date of payment (whether before or after any judgment) Nothing in this clause entitles the Tenant to withhold or delay any payment or affects the rights of the Landlords in relation to non-payment

          5.  PROVIDED ALWAYS and it is hereby agreed and declared as follows:-
          (1) If the yearly rent and other sums payable hereunder or any part thereof shall be in arrear for fourteen days after the same shall have become due whether the same shall have been legally demanded or not or if the Tenant shall fail to observe or perform any of the agreements conditions and stipulations herein contained on the part of the Tenant to be observed and performed or if the Tenant not being a limited company shall become bankrupt or enter into any composition or arrangement for the benefit of creditors or being a limited company shall enter into liquidation whether compulsory or voluntary (save for the purposes of reconstructions or amalgamation) or if the Tenant shall suffer any distress or execution to be levied on his or their goods on the Premises then and in any or either of the said cases it shall be lawful for the Landlords to re-enter upon the Premises or any part thereof in the name of the whole and to repossess and enjoy the same as in their former estate

(2) The Premises are demised to the Tenant and this Lease is made subject and without prejudice to all such rights and privileges as the Tenant and all persons resorting to the Wholesale Market may have under the provisions of all or any of the Acts of Parliament relative to or concerning the Wholesale Market or otherwise

(3) Nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease or give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any purchaser from or any lessee tenant or occupier of the Landlords in respect of property not comprised in this Lease or to prevent or restrict in any way the development of any land not comprised in this Lease

(4) Section 23 of the Landlord and Tenant Act 1927 shall apply to all notices required to be served hereunder

(5) The Landlords shall not be liable to the Tenant in respect of any claims arising from the breakdown from any cause whatsoever of any water cooling or heating or air conditioning and ancillary apparatus from any cause outside the reasonable control of the Landlords acting as Landlords and not as a public authority save to the extent that such loss injury or damage is covered by the Insured Perils

(6)  (i)   if the Tenant wishes to determine this Lease on the 25th day of
           December 2003 and gives to the Landlords not less than six months previous notice in writing then on the expiration of such notice provided that there are no outstanding material breaches of covenant on the part of the Tenant this Lease and the term shall cease and determine but without prejudice to any rights and remedies that may have accrued to either party against the other PROVIDED THAT time shall be of the essence in respect of the serving of such notice

     (ii) within 4 weeks of such notice the Landlords shall inspect the Premises and notify the Tenant in writing whether or not there are any outstanding material breaches of covenant on the part of the Tenant under this Lease

(iii) if the Landlords fail to notify the Tenant within the said 4 week period then the Tenant shall have the right at its own cost to request the appointment by the President of the RICS for the time being of an independent expert who shall be deemed to act jointly for the Landlords and the Tenant and who shall determine whether there are any outstanding material breeches of covenant on the part of the Tenant

    (iv) the Tenant shall act with due diligence on any notification from the Landlords or on the findings of the independent expert (as appropriate) and shall remedy any identified material breaches of covenant forthwith and the Landlords or the independent expert (as appropriate) shall reinspect the Premises on completion of such works and confirm in writing whether or not the Tenant has remedied any relevant material breaches of covenant PROVIDED THAT on expiry of the said notice the Tenant shall leave the Premises in no worse condition than as required either to comply with the notification from the Landlords or as deemed necessary by the independent expert to comply with the terms of the Lease

    (v) for the avoidance of doubt the provisions of Clauses 5(6)(ii) to (iv) relate only to the validity of a notice pursuant to Clause 5(6)(i) and do not affect the rights of either party against the other in respect of any breach of any covenant contained within this Lease

6.  THE Landlords hereby covenant with the Tenant that:-

(1) the Landlords will subject to the proviso in Clause 1(10) hereof insure and keep insured at all times during the term of the lease at a valuation of not less than that recommended by the City Surveyor to be the full reinstatement value thereof (acting reasonably and in accordance with good estate management principles) the buildings comprised in the Wholesale Market and all additions thereto and any landlords' fixtures of an insurable nature against loss or damage by the Insured Perils (subject to obtaining insurance cover for the same from a reputable insurance office) TOGETHER WITH fifteen per centum of the amount of such valuation for architects' and others fees in relation to the reinstatement of the Wholesale Market and three years loss of rent and the Tenant will accept the Certificate of the Chamberlain that insurance in such form has been effected and is in force In case the Premises or any part thereof or access thereto shall from time to time be destroyed or damaged by any of the Insured Perils then as often as the same shall happen the Landlords will with all due diligence take such steps as may be requisite and proper to obtain any and all necessary planning consents building licences and permits under any regulations or enactments for the time being in force to enable the Landlords to rebuild and reinstate the same and will as soon as such consents licences and permits have been obtained rebuild reinstate replace and make good the same free of expense to the Tenant PROVIDED ALWAYS that if for any reason other than the fault of the Landlords the obligation on their part hereinbefore contained to rebuild or otherwise make good such destruction or damage as aforesaid becomes impossible of performance within three years commencing on the date of damage or destruction to the Premises the said obligation shall thereupon be deemed to have been discharged and the Landlords shall stand possessed of all moneys paid to them under any by virtue of the policy of insurance hereinbefore required to be maintained upon trust to pay to the Tenant such portion (if any) of the said moneys as may be agreed in writing between the Landlords and the Tenant or in default of agreement as aforesaid as shall be determined by a Surveyor appointed by the President for the time being of the Royal Institution of Chartered Surveyors upon the request of the Landlords or the Tenant to be fair and reasonable having regard only to the relative values of the respective interests of the Landlords and the Tenant in the Premises immediately before the occurrence of the said destruction or damage and it is hereby declared that any such determination as aforesaid shall be deemed to be made by the said Surveyor as an expert and not as an arbitrator and that in such an event this Lease will cease and absolutely determine but without prejudice to the rights of either party in respect of any antecedent breach hereof

(2) the Landlords will use all reasonable endeavours promptly and efficiently unless prevented by strikes lock-outs or matters outside the Landlords' control to perform the services in as reasonable and diligent fashion as possible PROVIDED THAT the Landlords shall not be liable to the Tenant in respect of any loss damage or inconvenience occasioned by the failure or breakdown at any time or times in respect of water electricity gas fuel or other supplies or by any breakdown bursting stopping leak or defect in the pipes or apparatus connected thereto caused for any reason other than the default of the Landlord nor shall the Landlords be obliged to provide the services outside Normal Business Hours

     (3) the Tenant duly paying the said rent and other sums hereinbefore mentioned and performing and observing the agreements conditions and stipulations on the part of the Tenant hereinbefore contained may peaceably hold and enjoy the Premises during the term without any interruption by the Landlords or any person claiming through under or in trust for them

     (4) if during the term the Premises or any part thereof or the Common Parts or the means of access thereto shall be destroyed or damaged by any of the Insured Perils so as to be unfit for occupation and use by the Tenant than (if the insurance effected by the Landlords pursuant to the terms of this Lease shall not have been vitiated or prejudiced by some act or default of the Tenant in its obligations under the terms of this Lease) the said rent and other sums payable hereunder or a fair proportion thereof according to the nature and extent of the destruction or damage sustained shall as from the date of such destruction or damage and until the Premises the Common Parts and/or the means of access thereto shall have been completely rebuilt or reinstated (so as to be fit for occupation and use as aforesaid) be suspended and cease to be payable and any dispute as to the extent proportion or period of such suspension shall be determined by an arbitrator to be agreed by both parties or failing agreement by two arbitrators (one nominated by each party) or by the umpire appointed by such arbitrators before proceeding with the reference under and in accordance with the provisions of the Arbitration Act 1996

(5) The Landlords shall at their own expense remedy to the reasonable satisfaction of the Tenant any latent or inherent defects in the Building and any disrepair to the Building caused directly or indirectly by any such latent or inherent defects

7. IF any dispute or difference shall arise between the Landlords and the Tenant hereto as to their respective rights duties or obligations hereunder or method or manner of performance thereof then (unless provision has been made elsewhere in this Lease for settlement of the same and subject to the jurisdiction of any Court of Law) such dispute or difference shall be referred to the decision of a single arbitrator to be agreed between the Landlords and Tenant or in default of agreement to be nominated upon the application of either party to the President for the time being of the RICS (who shall be requested to nominate a person with wide experience of the type of matter in dispute) and every such arbitrator shall act under and pursuant to the provisions of the Arbitration Act 1996

8. NOTHING herein contained (and in particular none of the provisions of Clause 6(3) hereof) shall be deemed in any way to waive diminish or affect any existing or future powers and duties of the Landlords in relation to the Premises in any capacity other than their capacity as owners of the revision expectant on the determination of the Lease

9. ANY sums from time to time payable to the Landlords under the provisions of this Lease are exclusive of Value Added Tax and the Tenant will on production of a suitable and valid V.A.T. invoice pay any Value Added Tax which may be or become payable in respect of any such sum

10. BY executing this Lease the parties hereto certify that there is no Agreement for Lease to which this Lease gives effect

11.     THIS Lease is a New Lease under the 1995 Act

        IN WITNESS whereof the Landlords and the Tenant have executed this Lease as a Deed and delivered it the day and year first above written

                                 THE SCHEDULE
                                 ------------

1.A     Tenant:         C.H.B.I. RAZORFISH LIMITED (registered in England No.
        3016034) whose registered office is at Carmelite 50 Victoria Embankment London EC4Y ODY

2.      Premises:

        (A) ALL THOSE Offices known as Suite P situate on the second floor of the south block of the Building shown coloured pink on the attached plan which for the avoidance of doubt shall include the plaster surfaces of the walls the raised floor system the underfloor trunking and power distribution system and the void above the floor slab the suspended ceilings and lighting and the void beneath the structural ceiling slab but excluding therefrom the Landlords air-conditioning equipment and conduits and other services which may pass through the Premises but which do no exclusively serve the Premises

                (B)     Together with the following rights:

                (i) The right in common with all others having the like right to pass to and from the Premises and lavatories and other communal facilities within the south block of the Building over and along and through the relevant common parts

                (ii) to use the lavatories above referred to subject to any reasonable rules which may be made by the Landlords as to the appropriation of parts thereof for exclusive use by ladies or gentlemen

                (iii) of passage in the lifts situate in the Building during Normal Business Hours in common with all others having the like right and for the goods of the Tenant for the purpose of gaining access to and from the Premises and lavatories subject to any reasonable rules which may be made by the Landlords for the operation of the said lifts Provided always that the Landlords shall not be responsible to any person using the said lifts for any neglect or default of any servant or agent of the Landlords in the operation of the said lifts or for any loss damage or injury resulting therefrom or for any interruption of the working of the said lifts for the purpose of carrying our repairs or owing to a breakdown strike lock-out shortage of fuel or labour or other cause beyond the control of the Landlords

                (iv) the right to place (at the cost and expense of the Tenant) a name plate on the entrance board provided by the Landlords in the ground floor entrance to the Building and on the entrance door to the Premises Such name to be displayed in a type design material and colour to match existing names and to the satisfaction of the City Surveyor

                (v) The right (in common with all others having a like right) of passage and running of water and soil gas electricity telephone or other services or supplies from and to the Premises through such of the sewers drains conduits gutters watercourses pipes cables wires and mains serving the Premises which now are or hereafter during the tenancy may be in on or under adjoining premises belonging to the Landlords Provided that the foregoing shall not imply any right permitting the Tenant to place in on or under such adjoining premises any sewers drains conduits gutters watercourses pipes cables wires or mains except such of the same and in such position as may be approved by the City Surveyor whose approval shall not be unreasonably withheld or delayed

                (vi) The right for the Tenant with the servants agents contractors and workmen of the Tenant so far as may be necessary at all reasonable times to enter on such adjoining premises of the Landlords if authorised in writing by the Landlords so to do save in case of an emergency and in any event such consent not to be unreasonably withheld for the purpose of connecting laying repairing cleansing maintaining and amending such sewers drains conduits gutters watercourses pipes cables wires and mains and for the purpose of undertaking any permitted works additions and alterations to the Premises the Tenant doing as little damage as possible and making good all damage occasioned by the exercise of such right but without payment of compensation for any annoyance nuisance damage noise vibration or inconvenience caused to the lessees or tenants of such adjoining premises in connection with their use thereof

                        (vii) The right of support and protection from the remainder of the Building

3.      Exceptions and Reservations

(i) the right of water gas electricity supply (including telephone lines) and drainage through the existing pipes wires drains sewers and conduits in on or under the Premises

(ii) the right of water gas electricity supply (including telephone lines) and drainage through any pipes wires drains sewers or other conduits which the Landlords may hereafter at any time or times within the period of eighty years from the date hereof (which period shall be the perpetuity period applicale hereto) lay construct or place in on or under the Premises for the benefit of any other parts or parts of the Wholesale Market or for the purposes of the combined heat and power scheme of Citigen Limited or such other supplier

(iii) the rights of entry upon giving prior written notice for the purpose of the foregoing exceptions and reservations and also the right to enter upon the Premises upon giving such notice as aforesaid and do any necessary works thereon for the purpose of repair maintenance reconstruction or rebuilding of the Premises or any part or parts of the Wholesale Market the person so entering causing as little inconvenience and interference with the business of the tenant as possible and making good all damage caused by such entry to the reasonable satisfaction of the Tenant

(iv)    the right of entry at reasonable times to read the electricity meter

4.      Term:

To Hold (subject to determination) the Premises for a term commencing on and from the 31st of January 1999 and expiring in the 24th day of December 2008 and for the avoidance of doubt the expression "the term" shall include both the contractual term of this Lease and any period of holding over or extension or continuation of the contractual term whether by statute or common law

5.      Yearly Rents (excluding VAT)

(A)     Rent

On and from the 31st day of January 1999 until the 30th day of July 1999 the yearly rent of a peppercorn (if demanded) thereon and from the 31st day of July 1999 the yearly rent of One hundred and eight thousand three hundred pounds (/pounds/ 108,300)

(B)     PROVIDED Further

(i) That the yearly rent shall be reviewed by the Landlords as at the 25th day of December 2003 which date is hereinafter called "the review date" and if upon any such review the Landlords consider that the open market value of the Premises has increased the yearly rent shall be increased to the open market value of the Premises from the review date and if the Landlords and the Tenant shall fail to agree the amount of the greater yearly rent within three months of the date of the Landlord's notification to the Tenant in writing of the Landlords proposals for the amount of the greater yearly rent the same shall be determined by an independent Surveyor to be appointed by agreement the matter or failing agreement shall be determined by an independent Surveyor to be nominated on the application of either party by the President of The Royal Institution of Chartered Surveyors for the time being the determination by the surveyor shall be as an expert and not as an arbitrator and such determination shall be final and binding upon the Landlord and the Tenant. The surveyor's costs in connection with such determination shall be borne in equal proportions by the Landlords and the Tenant

(ii) If any such independent surveyor shall die delay or be or become unwilling or incapable of acting or if for any other reason the said President shall in his absolute discretion think fit the President shall in his absolute discretion and as often as necessary by writing discharge any surveyor and appoint another in his place

(iii) For the purposes of this Lease "open market rental value" shall mean the rent at which the Premises might reasonably be expected to be let in the open market by a willing lessor to a willing lessee with vacant possession of the whole of the Premises for a term of equal length to the residue of the length of the term originally hereby created as is remaining at the date of the review date but upon the assumption that the Tenant has complied with all the covenants imposed by the

Lease upon the Tenant including the Tenant's obligations as to repair and redecoration but disregarding the matters referred to in Section 34(1)(a) (b) and (c) of the Landlord and Tenant Act 1954 as amended by the Law of Property Act 1969

(iv) The rent (hereinafter in this sub-clause called "the revised rent") payable by the Tenant as from the review date shall be the greater of:

        (a) any rent fixed by agreement between the parties or by an independent surveyor as hereinbefore provided or

        (b) the rent payable immediately prior to the review date and if the revised rent has no been fixed as aforesaid before the review date then rent shall continue to be payable at the existing rate until the revised rent has been fixed and as soon as the revised rent has been so fixed the Lessee shall pay to the Landlords a sum equal to the amount (if any) by which the rent already paid falls short of the revised rent together with interest upon the whole of the revised rent or such shortfall (as the case may be) at the Interest Rate calculated from the first Quarter Day following the review date to the date of actual payment

(v) Time shall not be of the essence in respect of any part of the review procedure hereinbefore contained

(C) The Service Charge shall be the reasonable and proper outlay on the following:

                              PART I The Building
                              -------------------

(a) The maintenance renewal repair cleaning and decoration of the exterior of the Building including the external wall and window frame roof foundation main structure and foundations

(b) The maintenance repair renewal of all pipes wires sewers and conduits and other conducting media

(c) Any ways roads pavements or structures party walls or anything which may belong to or be used for the Building or any part of it exclusively or in common with any other part of the Wholesale Market

(d)     The Landlords liability insurance

(e) All tests of the Building and equipment installed therein or connected thereto as the Landlords shall deem desirable and necessary

(f) The cost of valuations for the reinstatement of the Building for insurance purposes but not more than once in every third year

(g) The mantenance repair renewal hire and servicing of all sprinkler systems smoke detection and fire alarm systems emergency lighting and fire extinguishers in the Common Parts

(h)     The cost of all management fees

(i) The cost of any other services provided from time to time in the interests of good estate management by the Landlords which are for the benefit of all tenants or occupiers of the Building

             PART II Common Services to the north and south blocks
             -----------------------------------------------------

                 of the first and second floor of the Building
                 ---------------------------------------------

(j) The cost of gas electricity and the supply of cooling and heating for the Landlords air-conditioning system to the commercial offices including the maintenance repair and replacement of the plant and machinery forming the air-conditioning

(k) The cost of all management and accountancy fees incurred in relation to the services provided

(l) any other services which are provided for the common benefit of the commercial office tenants or occupiers of the north and south wings

(m) The cost of the provisions of water supplies environmental sewage and other water company charges and refuse disposal charges

      PART III Common Services to the south block first and second floors
      ------------------------------------------------------------------

(n)     The repair maintenance and renewal of the common parts

(o)     The supply of toilet requisites

(p) The supply of plants furnishings and such other fittings to the common parts

(q)     Repairing maintaining and renewing as appropriate the lifts

(r) The cost of electricity provided to common services and to the common areas of the building including entrance halls passages toilets lifts and all other areas not exclusively demised or intended to be demised to tenants

(s)     The cleaning of the common parts

(t)     The cleaning of the internal and external surfaces of the windows

(u) The provision of signs notice boards directional signs as may be required